SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K
                              ---------------------


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-50469



                           Date of Report: May 7, 2009





                             GREENSHIFT CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                                                             59-3764931
--------------------------------------------------------------------------------
 (State of other jurisdiction of                                  (IRS Employer
incorporation or organization                                Identification No.)


One Penn Plaza, Suite 1612, New York, NY                                10019
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)


                                 (212) 994-5374
--------------------------------------------------------------------------------
               (Registrant's telephone number including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__Written  communications  pursuant to Rule 425 under the Securities Act (17 CFR
     230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02         UNREGISTERED SALE OF EQUITY SECURITIES

The Company issued 61,943,930 shares of common stock upon the conversion of debt between April 16, 2009 and May 1, 2009, and another 71,180,584 shares of common stock upon the conversion of debt between May 2, 2009 and May 6, 2009. There are now 378,685,408 shares of common stock outstanding. The new shares were issued in separate transactions with three investors, each of whom exercised its right to convert derivative securities issued by the Company in prior periods. The issuances were exempt from registration under Section 5 of the Securities Act by reason of Section 4(2) of said Act, as the investors were sophisticated, were given access to information about the Company, and had taken the securities for investment. There were no underwriters.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  May 11, 2009                      GREENSHIFT CORPORATION

                                          By:/s/ Kevin Kreisler
                                          ------------------------
                                                 Kevin Kreisler
                                                 Chief Executive Officer